Exhibit 99.7

PROMISSORY NOTE

$100,000.00	__________, __________
Effective as of January 1, 2018

FOR VALUE RECEIVED, SPAR MARKETING FORCE, INC., a Nevada corporation (the “Maker”), promises to pay to the order of RICHARD JUSTUS (the “Holder”), at 9636 Heckscher Drive, Jacksonville, Florida 32226 the principal sum of ONE HUNDRED THOUSAND and NO/100 DOLLARS ($100,000.00), with interest computed at the rate of one and eighty-five hundredth percent (1.85%) per annum (the “Interest Rate”) on the outstanding principal balance of this Note from the date hereof through acceleration or maturity.

1.     Payments. The principal and interest shall be due and payable in lawful money of the United States of America at the address of the Holder as show above, or at such other place as the Holder may designate in writing as follows:

Commencing on December 31, 2018 and continuing each December 31st thereafter through and including December 31, 2019, Maker shall pay Holder an amount equal to THIRTY-THREE THOUSAND THREE HUNDRED THIRTY THREE and 33/100 DOLLARS ($33,333.33), plus interest on the on the unpaid principal amount, which shall be determined at the Interest Rate based on a 366 day year. Unless sooner paid, the entire remaining principal balance of this Note, plus accrued but unpaid interest, shall be due and payable in full, on December 31, 2020 (the “Maturity Date”). The Holder is under no obligation to extend the Maturity Date or to refinance the obligations due hereunder on the Maturity Date.

To the extent there is an adjustment to the amount of principal due under this Note, the interest shall be reduced accordingly based on the amount and date of the reduction in the principal amount due.

2.     Late Charges. The Maker agrees to pay a late charge equal to FIVE PERCENT (5%) of each installment due that is not paid within five (5) days of the date on which it is due.

3.     Collection Costs. Maker agrees to pay all costs, including reasonable attorneys’ fees, whether suit be brought or not, including any such costs incurred on appeal from the decision of any trial court, if an Event of Default occurs or payment of the amounts due hereunder are not paid on the Maturity Date and Holder is required to employ counsel to collect this Note.

4.     Application of Payments; Prepayments. All payments (including prepayments) hereunder shall be applied first to the Holder’s costs and expenses associated with the collection of this Note, if any, then to fees authorized hereunder, then to interest, and then the principal. The Maker of this Note shall have the right, at his option, to prepay without penalty the principal of this Note in whole or in part at any time and from time to time. Each partial prepayment shall be applied in the order set forth herein.

5.     Security Documents. The repayment of this Note is secured by a Securities Pledge and Escrow Agreement (the “Securities Pledge”) of even date herewith pursuant to which Maker pledged two (2) shares of common stock in Resource Plus of North Florida, Inc., a Florida corporation (“Resource”), twenty (20) shares of common stock in Mobex of North Florida, Inc., a Florida corporation (“Mobex”), and a one percent (1%) equity interest in Leasex, LLC, a Florida limited liability company (“Leasex”, and together with Resource and Mobex are each a “Company” and collectively, the “Companies”), which Maker purchased from Holder (collectively, the “Stock”). SPAR Group, Inc., a Delaware corporation, has guaranteed the obligations of the Maker to the Holder pursuant to a Guaranty of even date (the “Guaranty”). The Securities Pledge and Guaranty are referred to as the “Security Documents.” This Note is entitled to the benefits and protections of the Security Documents.

6.     Default. In the event that (i) this Note or any installment of principal or interest due hereunder shall not be paid within five (5) days of when due; (ii) any other default be made under this Note or the Security Documents, which default shall not be cured within ten (10) days after Maker is given written notice thereof (such period to run simultaneously with any applicable cure periods set forth in the Security Documents and not in addition thereto); (iii) the Maker, Guarantor, or any Company (A) shall enter into an assignment for the benefit of creditors, (B) shall file a voluntary petition in bankruptcy, or be adjudicated as bankrupt or insolvent, (C) shall file a petition or answer seeking any arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, (D) shall file any answer admitting, or fail to deny, the material allegations of any petition filed against it for any such relief, (E) shall seek or consent to, or acquiesce in, the appointment of any trustee or receiver for itself or any substantial part of its property, or (F) should an involuntary bankruptcy be filed against the Maker or Guarantor that is not dismissed within fifteen (15) business days of the filing thereof; or (iv) upon the Maker’s sale of any Stock, or any Company’s sale of substantially all of its assets in one or more transactions (each of the foregoing, an “Event of Default”), the Holder of this Note may, at his option, declare all amounts due under this Note (including, without limitation, all accrued unpaid interest and principal) to be immediately due and payable in full, whereupon the Note shall (1) immediately mature and become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Maker, and (2) bear interest at EIGHTEEN PERCENT (18%) per annum. In addition thereto, if Maker fails to cure the Event of Default or make the payments thereafter becoming due, then, in any such event, Holder may, at his option, declare the Note and/or Securities Pledge in default, and give written notice of such Event of Default to Escrow Agent under Section 3 of the Securities Pledge, to obtain the release of the Pledged Securities (as defined in the Securities Pledge) from the Securities Pledge.

7.     Remedies Cumulative. The remedies of the Holder as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Holder and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Holder, and then only to the extent specifically recited therein.

[Signature Page to Promissory Note – Richard L. Justus]

8.     Documentary Stamp Tax and Other Taxes. Maker will defend, hold harmless, indemnify and reimburse Holder against all and any liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any) that may be determined to be payable with respect to effecting the transaction contemplated by the provisions contained in this Note and/or the Mortgage. To the extent Holder is required to pay any such taxes (including interest and penalties, if any), the amount paid will be added to the principal amount of this Note.

9.     Time. It is hereby agreed that time is of the essence of this Note.

10.     Limitation on Interest. The interest on this Note shall never be greater than an amount which, if added to the amount of any discount, additional fees or charges paid by Maker which constitutes interest under applicable law, would cause the total amount of interest to exceed the maximum rate of interest chargeable to the Maker under applicable law. Holder agrees to refund, and the Maker agrees to accept refund of, any and all sums received hereunder by Holder which are determined to be usurious by any court of competent jurisdiction. This Note is subject to the express condition that if the Interest Rate the Maker is obligated to pay on the principal amount due hereunder is less than the minimum rate of interest at which a loan like the loan evidenced by this Note must bear interest for federal income tax purposes, the Maker shall pay the Holder an amount equal to the federal income tax due on such imputed interest and any tax due with respect to such tax payment due with respect to such imputed interest that the Holder is deemed to pay under any provision of the Internal Revenue Code of 1986, as it may be amended from time to time (the “Code”), that relates to below market loans, so that the Holder is revenue neutral, on an after tax basis, after accounting for all taxes related to the payment required under this Section with respect any interest imputed under the Code.

11.     Waiver of Presentment. The Maker and all sureties, endorsers and guarantors of this Note: (a) waive demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, or in the Holder’s enforcing any of his rights under any guaranties securing the repayment hereof; (b) agree that the Holder shall not be required first to institute any suit, or to exhaust his remedies against the Maker or any other person or party to become liable hereunder, in order to enforce payment of this Note; (c) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of them; and (d) agree that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Holder of any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note.

12.     Amendment and Modification. No amendment, change or modification to this Note shall be valid unless it is in writing and signed by both Holder and Maker.

13.     Captions. The table of contents and the captions and section headings contained in this Note are for convenience of reference only, do not form a part of this Note and shall not affect in any way the meaning or interpretation of this Note. All references in this Note to “Section” or “Article” shall be deemed to be references to a Section or Article of this Note.

14.     Further Assurances. Maker and Holder will execute and deliver such other instruments, provide such information, and take or forebear such further acts as may be reasonably required to carry out the intent and purpose of this Note as long as it is not inconsistent with the terms of this Note.

[Signature Page to Promissory Note – Richard L. Justus]

15.     Governing Law. This Note and the rights of the parties hereunder shall be interpreted and enforced in accordance with and governed by the laws of the State of Florida, other than its laws respecting the choice of law. The parties each hereby submit to jurisdiction in Florida for the enforcement of this Note and hereby waive any and all personal rights under the laws of Florida to object to jurisdiction within the state for purposes of litigation to enforce this Note.

16.     Interpretation. Neither this Note nor any uncertainty or ambiguity herein shall be construed or resolved against Maker or Holder, whether under any rule of construction or otherwise. No party to this Note shall be considered the draftsman. On the contrary, this Note has been reviewed, negotiated and accepted by all parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words so as fairly to accomplish the purposes and intentions of all the parties.

17.     No Partnership. Holder shall in no event be construed for any purpose to be a partner, joint venturer, or associate of Maker, it being the sole intention of the parties to establish a relationship of debtor and creditor.

18.     No Waiver. No delay or failure on the part of the Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy hereunder shall preclude other or further exercises thereof or the exercise of any other rights or remedies.

19.     Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; the day after it is sent, if sent for next day delivery to a domestic address by a recognized overnight service (e.g. Federal Express); and five (5) days after being sent, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent as follows:

If to Holder:	Richard Justus 9636 Heckscher Drive Jacksonville, FL 32226

If to Maker:	SPAR Marketing Force, Inc. 1910 Opdyke Court Auburn Hills, Michigan 48326

or to such other address as such party shall have specified by notice in writing to the other parties.

[Signature Page to Promissory Note – Richard L. Justus]

20.     Severability. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained in this Note shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Note, and this Note shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. To the extent the deemed deletion of the invalid, illegal or unenforceable provision or provisions is reasonably likely to have a material adverse effect, the parties shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as practicable to that of the invalid, illegal or unenforceable provisions.

21.     Venue. The parties consent to exclusive jurisdiction and venue in the courts having jurisdiction over Duval County, Florida in connection with any action, suit, or other proceeding arising from, relating to, or in any way connected with this Note. Each party agrees that neither will assert in any such action, suit, or proceeding that it is not personally subject to the jurisdiction of such court, that the action, suit, or proceeding is brought in an inconvenient forum, and/or that the venue of the action, suit, or proceeding is improper.

22.     Waiver of Jury Trial. The Maker knowingly, voluntarily and intentionally waives any right that it may have to a trial by jury in respect to any litigation arising out of, under or in connection with this Note and other agreements executed or contemplated to be executed herewith, or arising out of, under or in connection with any course of conduct, course of dealing, statements (whether written or verbal) or action of any party in connection with the making of this Note or otherwise.

Remainder of Page Intentionally Blank – Signature Page Follows

[Signature Page to Promissory Note – Richard L. Justus]

IN WITNESS WHEREOF, the Maker, on the day and year first written above, has caused this Note to be executed.

SPAR Marketing Force, Inc.
a Nevada corporation

By:
Christiaan M. Olivier
Chief Executive Officer

Maker’s Address:

1910 Opdyke Court

Auburn Hills, Michigan 48326

[Signature Page to Promissory Note – Richard L. Justus]